Supplement dated January 16, 2013 to the Green Century Funds
Statement of Additional Information dated November 28, 2012

The following revisions are made to the Funds’ Portfolio Holdings Disclosure, found on pages 58 and 59:

The Funds make the following holdings information available no earlier than the dates listed in the following schedule:

•	Top ten holdings of each Fund as of calendar quarter end, with a minimum five day delay following calendar quarter end.
•	Full holdings of each Fund as well as a listing of each Fund’s investments by industry sector as of calendar quarter end, with a minimum five day delay following calendar quarter end.
•	Full holdings of each Fund as of fiscal quarter end, no earlier than the filing of the Form N-Q or commencement of distribution of the Annual or Semi-Annual Report.
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At the discretion of an Officer of the Funds, full holdings, with a minimum five day delay following other month end periods, including instructing the Funds’ portfolio accountant services provider and custodian bank and the Funds’ subadministrator to electronically disseminate each of the Fund’s full holdings to various mutual fund rating and information services companies.

The Funds require the following procedures for the disclosure of the Funds’ portfolio holdings:

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The Green Century Funds website (www.greencentury.com) lists each of the Funds’ top ten holdings as of the end of each calendar quarter end, with a minimum five day delay following calendar quarter end.

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The Funds’ Annual Report for its fiscal year end July 31 and its Semi-Annual Report for its semi-annual period end January 31 are posted to the Funds’ website simultaneously with the commencement of distribution of the Annual or Semi-Annual Report.  The Funds’ Annual Report and Semi-Annual Report list all of each of the Funds’ holdings as of the end of each Fund’s semi-annual fiscal periods.

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Within three business days of receipt of a request, GCCM mails to prospective investors and other inquirers a prospectus and other material which includes a listing of each Fund’s investments by industry sector as of the end of each calendar quarter, with a minimum five day delay following calendar quarter end.

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Also within three business days of receipt of a request, GCCM mails to prospective investors and other inquirers a current Annual Report or Semi-Annual Report which  includes a list of all of each of the Funds’ holdings as of the end of each Fund’s semi-annual fiscal periods, no earlier than the commencement of distribution of the Annual or Semi-Annual Report.

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The Funds file Form N-CSR within 10 days after the transmission to shareholders of the Annual or Semi-Annual Report included in the Form N-CSR and file Form N-Q within sixty days of the close of each of the Funds’ first and third fiscal quarter ends with the Securities and Exchange Commission (the SEC).  The Form N-CSR and Form N-Q filings include a complete list of each of the Funds’ portfolio holdings and are available to the public as of the date of the filing.

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The Funds’ Annual Report and Semi-Annual Report are distributed to shareholders beginning within sixty days of the close of each semi-annual fiscal period.  The Funds’ Annual Report and Semi-Annual Report include a complete list of each of the Funds’ portfolio holdings.

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The Funds’ portfolio accountant services provider and custodian bank and the Funds’ subadministrator electronically disseminate each of the Funds’ full portfolio holdings to various mutual fund rating and information services companies as of each calendar quarter end with a minimum five day delay. The mutual fund rating and information services companies include but are not limited to Morningstar, Lipper and Bloomberg.